Exhibit 99

Chemed Reports Second-Quarter 2008 Results

- Guides 2008 Earnings to Higher End of Range

CINCINNATI--(BUSINESS WIRE)--Chemed Corporation (Chemed) (NYSE:CHE), which operates VITAS Healthcare Corporation (VITAS), the nation’s largest provider of end-of-life care, and Roto-Rooter, the nation’s largest commercial and residential plumbing and drain cleaning services provider, today reported financial results for its second quarter ended June 30, 2008, versus the comparable prior-year period, as follows:

Consolidated operating results:

  Revenue increased 4.3% to $283 million
  Diluted EPS of $.73
  Diluted EPS, excluding stock options and certain other items, of $.77

VITAS segment operating results:

  Net Patient Revenue of $199 million, up 7.2%
  Average Daily Census (ADC) of 11,846, up 3.9%
  Admissions of 13,956, an increase of 2.2%
  Average Length of Stay in the quarter of 73.2 days
  Adjusted EBITDA of $26.3 million, an increase of 5.7%

Roto-Rooter segment operating results:

  Revenue of $84.1 million, a decline of 1.8%
  Job count of 182,083, a decline of 9.8%
  Adjusted EBITDA of $14.8 million, a decline of 18.2%

VITAS

Net revenue for VITAS was $199 million in the second quarter of 2008, which is an increase of 7.2% over the prior-year period. This revenue growth was the result of increased ADC of 3.9% and a Medicare price increase of approximately 3.2%.

Average revenue per patient per day in the quarter was $184.64, which is 3.2 % above the prior-year period. Routine home care reimbursement and high acuity care averaged $145.68 and $642.30, respectively, per patient per day in the second quarter of 2008. During the quarter, high acuity days-of-care was 7.8% of total days-of-care. Quarterly high acuity days-of-care had averaged between 8.0% and 8.4% in 2007. Any shift in revenue mix will typically have a noticeable impact on overall revenue given the significant disparity in reimbursement. However, this marginal decline in high acuity days-of-care was more than offset by the geographic mix of high acuity patients residing in areas with above average per diem reimbursement.

VITAS did not have any billing restrictions related to Medicare Cap for its second-quarter 2008 operating activity. As of June 30, 2008, VITAS has not accrued any Medicare billing restrictions for the 2008 or 2007 Cap years. Of VITAS’ 36 unique Medicare provider numbers, 31 provider numbers, or 86%, have a Cap cushion greater than 20% for the 2008 Cap year, three provider numbers are between 10% and 20%, and two provider numbers have Cap cushion of approximately 6%.

Gross margin in the second quarter of 2008 was 21.9%. This is 25 basis points below the second quarter of 2007. This margin decline is a result of increased expenses related to admissions substantially offset by increased direct care patient margins.

As part of its growth strategy, VITAS has expanded its investment in the admissions process. At the end of the second quarter of 2008, VITAS increased staffing of sales representatives, admissions coordinators and admissions nurses by 8.5%. This resulted in an additional $1.4 million of admission expense in the quarter when compared to the prior-year period.

VITAS continues to focus on more efficient scheduling of direct labor. This involves utilization of field-based labor management tools designed to meet and respond to hospice team staffing requirements. VITAS anticipates increased efficiency in its labor management during the second half of 2008.

Selling, general and administrative expense was $17.3 million in the second quarter of 2008, which is an increase of 6.2% over the prior-year quarter and 3.9% on a year-to-date basis. Adjusted EBITDA totaled $26.3 million, an increase of 5.7% over the prior year and equates to an adjusted EBITDA margin of 13.2%.

Roto-Rooter

Roto-Rooter’s plumbing and drain cleaning business generated sales of $84 million for the second quarter of 2008, 1.8% lower than the $86 million reported in the comparable prior-year quarter. Adjusted EBITDA in the second quarter of 2008 totaled $14.8 million, a decrease of 18.2% over the second quarter of 2007, and equated to an adjusted EBITDA margin of 17.6%.

Job count in the second quarter of 2008 declined 9.8% when compared to the prior-year period. Total residential jobs declined 10.4% and consisted of residential plumbing jobs decreasing 8.0% and residential drain cleaning jobs declining 11.5%, when compared to the second quarter of 2007. Residential jobs represent approximately 70% of total job count. Total commercial jobs declined 8.5% with commercial plumbing job count declining 6.0% and commercial drain cleaning decreasing 9.2%, over the prior-year quarter.

The second quarter of 2008 continues to indicate recessionary pressure impacting demand for certain discretionary plumbing and drain cleaning services. This is evidenced by a 14% decline in call volume in Roto-Rooter’s centralized call centers. This decline has been substantially offset by increased pricing, favorable job mix shift to higher revenue per job excavation work and increased conversion rates of calls to paid jobs.

There continues to be substantial disparity in demand for Roto-Rooter services within the United States. The South region has experienced a 15.9% year-to-date decline in commercial jobs while the Northeast Region had a modest 1.0% decline in commercial volume. Residential demand is also following a similar pattern in the South, with job count declining 11.2% while the remaining regions have experienced a job count decline ranging between 3.5% and 10.1%.

Guidance for 2008

VITAS is estimated to generate full-year revenue growth, prior to Medicare Cap, of 8% to 9%. Admissions are estimated to increase 5% to 7% and full-year adjusted EBITDA margin, prior to Medicare Cap, is estimated to be 13% to 14%. EBITDA margins are forecasted to improve sequentially throughout 2008, with an adjusted EBITDA margin averaging 13.8% to 14.3% in the second half of 2008. This guidance assumes the hospice industry receives a net Medicare basket price increase of 2.0% in the fourth quarter of 2008. Full calendar year 2008 Medicare contractual billing limitations are estimated at $2.5 million.

Roto-Rooter is estimated to generate full-year 2008 revenue totaling $341 million to $347 million. This guidance assumes revenue of approximately $82 to $84 million in the third quarter of 2008 and $88 million to $92 million in the fourth quarter of the year. Adjusted EBITDA margin for 2008 is estimated in the range of 18.0% to 19.0%.

Based upon these factors, an effective tax rate of 39% and a full-year average diluted share count of 23.5 million shares, management estimates 2008 earnings per diluted share from continuing operations, excluding noncash expenses for stock options and charges or credits not indicative of ongoing operations, will be in the range of $3.15 to $3.20.

Conference Call

Chemed will host a conference call and webcast at 10 a.m., ET, on Tuesday, July 29, 2008, to discuss the company's quarterly results and provide an update on its business. The dial-in number for the conference call is (866) 770-7125 for U.S. and Canadian participants and (617) 213-8066 for international participants. The participant passcode is 53476964. A live webcast of the call can be accessed on Chemed's website at www.chemed.com by clicking on Investor Relations Home.

A taped replay of the conference call will be available beginning approximately two hours after the call's conclusion. It can be accessed by dialing 888-286-8010 for U.S. and Canadian callers and 617-801-6888 for international callers and will be available for one week following the live call. The replay passcode is 98763586. An archived webcast will also be available at www.chemed.com.

Chemed Corporation operates in the healthcare field through its VITAS Healthcare Corporation subsidiary. VITAS provides daily hospice services to approximately 12,000 patients with severe, life-limiting illnesses. This type of care is focused on making the terminally ill patient's final days as comfortable and pain-free as possible.

Chemed operates in the residential and commercial plumbing and drain cleaning industry under the brand name Roto-Rooter. Roto-Rooter provides plumbing and drain service through company-owned branches, independent contractors and franchisees in the United States and Canada. Roto-Rooter also has licensed master franchisees in Indonesia, Singapore, Japan, and the Philippines.

This press release contains information about Chemed’s EBITDA and adjusted EBITDA, which are not measures derived in accordance with generally accepted accounting principles and which exclude components that are important to understanding Chemed’s financial performance. Chemed provides EBITDA and adjusted EBITDA to help investors and others evaluate its operating results, compare its operating performance with that of similar companies that have different capital structures and evaluate its ability to meet its future debt service, capital expenditures and working capital requirements. Chemed’s EBITDA and adjusted EBITDA should not be considered in isolation or as a substitute for comparable measures calculated and presented in accordance with GAAP. A reconciliation of Chemed’s net income to its adjusted EBITDA is presented in the tables following the text of this press release.

Forward-Looking Statements

Certain statements contained in this press release and the accompanying tables are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "hope," "anticipate," "plan" and similar expressions identify forward-looking statements, which speak only as of the date the statement was made. Chemed does not undertake and specifically disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These statements are based on current expectations and assumptions and involve various risks and uncertainties, which could cause Chemed's actual results to differ from those expressed in such forward-looking statements. These risks and uncertainties arise from, among other things, possible changes in regulations governing the hospice care or plumbing and drain cleaning industries; periodic changes in reimbursement levels and procedures under Medicare and Medicaid programs; difficulties predicting patient length of stay and estimating potential Medicare reimbursement obligations; challenges inherent in Chemed's growth strategy; the current shortage of qualified nurses, other healthcare professionals and licensed plumbing and drain cleaning technicians; Chemed’s dependence on patient referral sources; and other factors detailed under the caption "Description of Business by Segment" or "Risk Factors" in Chemed’s most recent report on form 10-Q or 10-K and its other filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on such forward-looking statements and there are no assurances that the matters contained in such statements will be achieved.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENT OF INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2008	2007	2008	2007
Service revenues and sales	$283,156	$271,387	$568,424	$541,826
Cost of services provided and goods sold (aa)	201,139	188,716	406,951	376,963
Selling, general and administrative expenses (aa)	46,321	46,090	89,048	94,160
Depreciation	5,370	4,962	10,808	9,677
Amortization	1,489	1,294	2,939	2,609
Other operating expense/(income)(aa)	-	-	-	(1,138)
Total costs and expenses	254,319	241,062	509,746	482,271
Income from operations	28,837	30,325	58,678	59,555
Interest expense	(1,422)	(3,400)	(3,019)	(7,142)
Loss on extinguishment of debt (aa)	-	(13,715)	-	(13,715)
Other income--net	886	2,188	(303)	3,057
Income before income taxes	28,301	15,398	55,356	41,755
Income taxes	(11,051)	(5,965)	(21,286)	(16,101)
Net Income	$17,250	$9,433	$34,070	$25,654

Earnings Per Share (aa)
Net income	$0.73	$0.38	$1.44	$1.02
Average number of shares outstanding	23,486	24,506	23,681	25,108

Diluted Earnings Per Share (aa)
Net income	$0.73	$0.38	$1.42	$1.00
Average number of shares outstanding	23,759	25,080	24,026	25,684

(aa)	Included in the results of operations are the following significant credits/(charges) which may not be indicative of ongoing operations (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2008	2007	2008	2007
Cost of services provided and goods sold
Unreserved prior-year's insurance claim	$-	$-	$(597)	$-
Selling, general and administrative expenses
Stock option expense	(1,591)	(897)	(2,982)	(1,482)
Legal costs associated with OIG investigation	(57)	(74)	(42)	(140)
Long-term incentive compensation	-	(1,620)	-	(7,067)
Other	-	-	-	467
Other operating expense/(income)
Gain on sale of property	-	-	-	1,138
Loss on extinguishment of debt	-	(13,715)	-	(13,715)
Pretax impact on earnings	(1,648)	(16,306)	(3,621)	(20,799)
Income tax benefit on the above	603	5,951	1,343	7,638
Income tax credit related to prior years	-	-	322	-
After-tax impact on earnings	$(1,045)	$(10,355)	$(1,956)	$(13,161)

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEET
(in thousands, except per share data)(unaudited)

	June 30,
	2008	2007 (bb)
Assets
Current assets
Cash and cash equivalents	$1,525	$7,469
Accounts receivable less allowances	101,403	98,085
Inventories	7,588	6,752
Current deferred income taxes	14,855	19,828
Prepaid income taxes	2,370	2,604
Prepaid expenses and other current assets	9,323	8,570
Total current assets	137,064	143,308
Investments of deferred compensation plans held in trust	30,630	29,360
Notes receivable	-	14,701
Properties and equipment, at cost less accumulated depreciation	72,276	72,428
Identifiable intangible assets less accumulated amortization	63,160	67,195
Goodwill	439,216	435,209
Other assets	15,870	15,549
Total Assets	$758,216	$777,750

Liabilities
Current liabilities
Accounts payable	$50,760	$44,584
Current portion of long-term debt	10,166	10,162
Income taxes	863	837
Accrued insurance	34,501	37,084
Accrued compensation	34,492	33,046
Other current liabilities	13,230	20,638
Total current liabilities	144,012	146,351
Deferred income taxes	4,762	3,846
Long-term debt	217,870	268,035
Deferred compensation liabilities	30,752	28,912
Other liabilities	5,819	5,945
Total Liabilities	403,215	453,089

Stockholders' Equity
Capital stock	29,390	29,193
Paid-in capital	273,812	261,951
Retained earnings	309,506	242,905
Treasury stock, at cost	(260,122)	(211,836)
Deferred compensation payable in Company stock	2,415	2,448
Total Stockholders' Equity	355,001	324,661
Total Liabilities and Stockholders' Equity	$758,216	$777,750

Book Value Per Share	$15.50	$13.58

(bb) Reclassified to conform to 2008 presentation.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENT OF CASH FLOWS
(in thousands)(unaudited)

	Six Months Ended June 30,
	2008	2007 (bb)
Cash Flows from Operating Activities
Net income	$34,070	$25,654
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	13,747	12,286
Provision for uncollectible accounts receivable	4,351	4,009
Stock option expense	2,982	1,482
Provision for deferred income taxes	(1,694)	376
Amortization of debt issuance costs	507	751
Write-off of unamortized debt issuance costs	-	7,153
Noncash long-term incentive compensation	-	6,154
Changes in operating assets and liabilities, excluding amounts acquired in business combinations:
Increase in accounts receivable	(4,652)	(11,352)
Increase in inventories	(953)	(174)
Decrease in prepaid expenses and other current assets	1,179	1,377
Decrease in accounts payable and other current liabilities	(2,248)	(14,794)
Increase/(decrease) in income taxes	(4,903)	69
Increase in other assets	(1,906)	(3,932)
Increase in other liabilities	1,910	4,540
Excess tax benefit on share-based compensation	(825)	(2,370)
Other sources	206	(1,005)
Net cash provided by operating activities	41,771	30,224
Cash Flows from Investing Activities
Net proceeds/(uses) from the sale of discontinued operations	9,439	(5,905)
Capital expenditures	(8,715)	(13,908)
Business combinations, net of cash acquired	(577)	(62)
Proceeds from sales of property and equipment	71	3,003
Other uses	(306)	(564)
Net cash used by investing activities	(88)	(17,436)
Cash Flows from Financing Activities
Purchases of treasury stock	(45,791)	(130,748)
Net increase in revolving line of credit	8,300	13,300
Repayment of long-term debt	(5,095)	(185,643)
Dividends paid	(2,900)	(2,997)
Excess tax benefit on share-based compensation	825	2,370
Increase/(decrease) in cash overdrafts payable	(655)	166
Issuance of capital stock	116	2,069
Proceeds from issuance of long-term debt	-	300,000
Purchase of note hedges	-	(54,939)
Proceeds from issuance of warrants	-	27,614
Debt issuance costs	-	(6,395)
Other sources	54	610
Net cash used by financing activities	(45,146)	(34,593)
Decrease in Cash and Cash Equivalents	(3,463)	(21,805)
Cash and cash equivalents at beginning of year	4,988	29,274
Cash and cash equivalents at end of period	$1,525	$7,469

(bb)Reclassified to conform with 2008 presentation.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENT OF INCOME
FOR THE THREE MONTHS ENDED JUNE 30, 2008 AND 2007
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2008
Service revenues and sales	$199,048	$84,108	$-	$283,156
Cost of services provided and goods sold	155,530	45,609	-	201,139
Selling, general and administrative expenses (a)	17,273	23,363	5,685	46,321
Depreciation	3,233	2,065	72	5,370
Amortization	996	12	481	1,489
Total costs and expenses	177,032	71,049	6,238	254,319
Income/(loss) from operations	22,016	13,059	(6,238)	28,837
Interest expense	(32)	(77)	(1,313)	(1,422)
Intercompany interest income/(expense)	1,062	764	(1,826)	-
Other income—net	(12)	(15)	913	886
Income/(loss) before income taxes	23,034	13,731	(8,464)	28,301
Income taxes (a)	(8,713)	(5,338)	3,000	(11,051)
Net income/(loss)	$14,321	$8,393	$(5,464)	$17,250

2007 (f)
Service revenues and sales	$185,701	$85,686	$-	$271,387
Cost of services provided and goods sold	144,639	44,077	-	188,716
Selling, general and administrative expenses (b)	16,260	23,381	6,449	46,090
Depreciation	2,776	2,109	77	4,962
Amortization	996	13	285	1,294
Total costs and expenses	164,671	69,580	6,811	241,062
Income/(loss) from operations	21,030	16,106	(6,811)	30,325
Interest expense	(31)	(96)	(3,273)	(3,400)
Intercompany interest income/(expense)	1,731	1,183	(2,914)	-
Loss on extinguishment of debt (b)	-	-	(13,715)	(13,715)
Other income—net	57	68	2,063	2,188
Income/(loss) before income taxes	22,787	17,261	(24,650)	15,398
Income taxes (b)	(8,633)	(6,770)	9,438	(5,965)
Net income/(loss)	$14,154	$10,491	$(15,212)	$9,433

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENT OF INCOME
FOR THE SIX MONTHS ENDED JUNE 30, 2008 AND 2007
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2008
Service revenues and sales	$397,633	$170,791	$-	$568,424
Cost of services provided and goods sold	314,333	92,618	-	406,951
Selling, general and administrative expenses (a)	33,420	47,134	8,494	89,048
Depreciation	6,513	4,147	148	10,808
Amortization	1,992	25	922	2,939
Total costs and expenses	356,258	143,924	9,564	509,746
Income/(loss) from operations	41,375	26,867	(9,564)	58,678
Interest expense	(83)	(160)	(2,776)	(3,019)
Intercompany interest income/(expense)	2,427	1,806	(4,233)	-
Other income—net	11	13	(327)	(303)
Income/(loss) before income taxes	43,730	28,526	(16,900)	55,356
Income taxes (a)	(16,111)	(11,038)	5,863	(21,286)
Net income/(loss)	$27,619	$17,488	$(11,037)	$34,070

2007 (f)
Service revenues and sales	$369,750	$172,076	$-	$541,826
Cost of services provided and goods sold	286,734	90,229	-	376,963
Selling, general and administrative expenses (b)	32,164	46,923	15,073	94,160
Depreciation	5,314	4,210	153	9,677
Amortization	1,992	28	589	2,609
Other operating expense/(income) (b)	-	-	(1,138)	(1,138)
Total costs and expenses	326,204	141,390	14,677	482,271
Income/(loss) from operations	43,546	30,686	(14,677)	59,555
Interest expense	(67)	(179)	(6,896)	(7,142)
Intercompany interest income/(expense)	3,443	2,339	(5,782)	-
Loss on extinguishment of debt (b)	-	-	(13,715)	(13,715)
Other income—net	(31)	118	2,970	3,057
Income/(loss) before income taxes	46,891	32,964	(38,100)	41,755
Income taxes (b)	(17,750)	(12,967)	14,616	(16,101)
Net income/(loss)	$29,141	$19,997	$(23,484)	$25,654

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARY OF EBITDA
FOR THE THREE MONTHS ENDED JUNE 30, 2008 AND 2007
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2008
Net income/(loss)	$14,321	$8,393	$(5,464)	$17,250
Add/(deduct):
Interest expense	32	77	1,313	1,422
Income taxes	8,713	5,338	(3,000)	11,051
Depreciation	3,233	2,065	72	5,370
Amortization	996	12	481	1,489
EBITDA	27,295	15,885	(6,598)	36,582
Add/(deduct):
Legal expenses of OIG investigation	57	-	-	57
Stock option expense	-	-	1,591	1,591
Advertising cost adjustment (c)	-	(255)	-	(255)
Interest income	(13)	(22)	(71)	(106)
Intercompany interest income/(expense)	(1,062)	(764)	1,826	-
Adjusted EBITDA	$26,277	$14,844	$(3,252)	$37,869

2007 (f)
Net income/(loss)	$14,154	$10,491	$(15,212)	$9,433
Add/(deduct):
Interest expense	31	96	3,273	3,400
Income taxes	8,633	6,770	(9,438)	5,965
Depreciation	2,776	2,109	77	4,962
Amortization	996	13	285	1,294
EBITDA	26,590	19,479	(21,015)	25,054
Add/(deduct):
Long-term incentive compensation	-	-	1,620	1,620
Legal expenses of OIG Investigation	74	-	-	74
Stock option expense	-	-	897	897
Loss on extinguishment of debt	-	-	13,715	13,715
Advertising cost adjustment (c)	-	(99)	-	(99)
Interest income	(66)	(52)	(826)	(944)
Intercompany interest income/(expense)	(1,731)	(1,183)	2,914	-
Adjusted EBITDA	$24,867	$18,145	$(2,695)	$40,317

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARY OF EBITDA
FOR THE SIX MONTHS ENDED JUNE 30, 2008 AND 2007
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2008
Net income/(loss)	$27,619	$17,488	$(11,037)	$34,070
Add/(deduct):
Interest expense	83	160	2,776	3,019
Income taxes	16,111	11,038	(5,863)	21,286
Depreciation	6,513	4,147	148	10,808
Amortization	1,992	25	922	2,939
EBITDA	52,318	32,858	(13,054)	72,122
Add/(deduct):
Unreserved insurance claim	-	597	-	597
Legal expenses of OIG investigation	42	-	-	42
Stock option expense	-	-	2,982	2,982
Advertising cost adjustment (c)	-	(825)	-	(825)
Interest income	(51)	(40)	(352)	(443)
Intercompany interest income/(expense)	(2,427)	(1,806)	4,233	-
Adjusted EBITDA	$49,882	$30,784	$(6,191)	$74,475

2007 (f)
Net income/(loss)	$29,141	$19,997	$(23,484)	$25,654
Add/(deduct):
Interest expense	67	179	6,896	7,142
Income taxes	17,750	12,967	(14,616)	16,101
Depreciation	5,314	4,210	153	9,677
Amortization	1,992	28	589	2,609
EBITDA	54,264	37,381	(30,462)	61,183
Add/(deduct):
Long-term incentive compensation	-	-	7,067	7,067
Gain on sale of property	-	-	(1,138)	(1,138)
Legal expenses of OIG investigation	140	-	-	140
Stock option expense	-	-	1,482	1,482
Loss on extinguishment of debt	-	-	13,715	13,715
Advertising cost adjustment (c)	-	(396)	-	(396)
Interest income	(79)	(111)	(1,521)	(1,711)
Intercompany interest income/(expense)	(3,443)	(2,339)	5,782	-
Other	-	-	(467)	(467)
Adjusted EBITDA	$50,882	$34,535	$(5,542)	$79,875

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
RECONCILIATION OF ADJUSTED NET INCOME
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2008 AND 2007
(in thousands, except per share data)(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2008	2007	2008	2007
Net income as reported	$17,250	$9,433	$34,070	$25,654

Add/(deduct):
After-tax cost of long-term incentive compensation	-	1,013	-	4,427
After-tax cost of legal expenses of OIG investigation	35	46	26	87
After-tax stock option expense	1,010	570	1,894	941
After-tax gain on sale of property	-	-	-	(724)
After-tax other	-	-	-	(296)
After-tax cost of loss on extinguishment of debt	-	8,726	-	8,726
Income tax credit related to prior years	-	-	(322)	-
After-tax unreserved insurance cost	-	-	358	-

Adjusted net income	$18,295	$19,788	$36,026	$38,815

Earnings Per Share As Reported
Net income	$0.73	$0.38	$1.44	$1.02
Average number of shares outstanding	23,486	24,506	23,681	25,108
Diluted Earnings Per Share As Reported
Net income	$0.73	$0.38	$1.42	$1.00
Average number of shares outstanding	23,759	25,080	24,026	25,684

Adjusted Earnings Per Share
Net income	$0.78	$0.81	$1.52	$1.55
Average number of shares outstanding	23,486	24,506	23,681	25,108
Adjusted Diluted Earnings Per Share
Net income	$0.77	$0.79	$1.50	$1.51
Average number of shares outstanding	23,759	25,080	24,026	25,684

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
OPERATING STATISTICS FOR VITAS SEGMENT
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2008 AND 2007
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
OPERATING STATISTICS	2008	2007	2008	2007
Net revenue ($000) (d)
Homecare	$144,726	$134,794	$286,343	$266,341
Inpatient	24,371	22,745	50,342	46,207
Continuous care	29,951	28,162	60,948	56,730
Total before Medicare cap allowance	199,048	185,701	397,633	369,278
Medicare cap allowance	-	-	-	472
Total	$199,048	$185,701	$397,633	$369,750
Net revenue as a percent of total before Medicare cap allowance
Homecare	72.8%	72.6%	72.0%	72.0%
Inpatient	12.2	12.2	12.7	12.5
Continuous care	15.0	15.2	15.3	15.4
Total before Medicare cap allowance	100.0	100.0	100.0	99.9
Medicare cap allowance	-	-	-	0.1
Total	100.0%	100.0%	100.0%	100.0%
Average daily census ("ADC") (days)
Homecare	7,347	6,915	7,251	6,851
Nursing home	3,570	3,574	3,559	3,574
Routine homecare	10,917	10,489	10,810	10,425
Inpatient	422	413	438	419
Continuous care	507	504	521	514
Total	11,846	11,406	11,769	11,358

Total Admissions	13,956	13,658	29,168	27,768
Total Discharges	13,707	13,359	28,704	27,416
Average length of stay (days)	73.2	76.6	72.3	76.8
Median length of stay (days)	13.0	13.0	13.0	13.0
ADC by major diagnosis
Neurological	32.1%	33.0%	32.3%	33.2%
Cancer	20.0	19.7	20.0	19.7
Cardio	12.9	14.6	13.0	14.6
Respiratory	6.7	6.9	6.8	6.9
Other	28.3	25.8	27.9	25.6
Total	100.0%	100.0%	100.0%	100.0%
Admissions by major diagnosis
Neurological	17.7%	18.0%	18.5%	18.6%
Cancer	35.7	35.9	34.6	35.0
Cardio	12.0	12.9	12.0	13.1
Respiratory	7.9	7.7	8.2	7.8
Other	26.7	25.5	26.7	25.5
Total	100.0%	100.0%	100.0%	100.0%
Direct patient care margins (e)
Routine homecare	51.5%	51.1%	50.5%	50.9%
Inpatient	17.8	18.9	18.6	19.5
Continuous care	17.6	17.7	17.1	18.9
Homecare margin drivers (dollars per patient day)
Labor costs	$49.72	$48.96	$50.98	$49.04
Drug costs	7.74	7.82	7.62	7.99
Home medical equipment	6.20	5.78	6.19	5.77
Medical supplies	2.32	2.11	2.44	2.14
Inpatient margin drivers (dollars per patient day)
Labor costs	$261.79	$262.37	$264.06	$257.35
Continuous care margin drivers (dollars per patient day)
Labor costs	$513.89	$484.13	$511.70	$474.21
Bad debt expense as a percent of revenues	1.0%	0.9%	1.0%	0.9%
Accounts receivable -- days of revenue outstanding	45.3	37.5	N.A.	N.A.

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES FOOTNOTES TO FINANCIAL STATEMENTS FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2008 AND 2007 (unaudited)

(a)

Included in the results of operations for the three and six months ended June 30, 2008, are the following significant credits/(charges) which may not be indicative of ongoing operations (in thousands):

		Three Months Ended June 30, 2008
		VITAS	Corporate	Consolidated
	Selling, general and administrative expenses
	Stock option expense	$-	$(1,591)	$(1,591)
	Legal expenses of OIG investigation	(57)	-	(57)
	Pretax impact on earnings	(57)	(1,591)	(1,648)
	Income tax benefit on the above	22	581	603
	After-tax impact on earnings	$(35)	$(1,010)	$(1,045)

		Six Months Ended June 30, 2008
		VITAS	Roto-Rooter	Corporate	Consolidated
	Cost of services provided and goods sold
	Unreserved prior-year's insurance claim	$-	$(597)	$-	$(597)
	Selling, general and administrative expenses
	Stock option expense	-	-	(2,982)	(2,982)
	Legal expenses of OIG investigation	(42)	-	-	(42)
	Pretax impact on earnings	(42)	(597)	(2,982)	(3,621)
	Income tax benefit on the above	16	239	1,088	1,343
	Income tax credit related to prior-years	322	-	-	322
	After-tax impact on earnings	$296	$(358)	$(1,894)	$(1,956)

(b)

Included in the results of operations for the three and six months ended June 30, 2007, are the following significant credits/(charges) which may not be indicative of ongoing operations (in thousands):

		Three Months Ended June 30, 2007
		VITAS	Corporate	Consolidated
	Selling, general and administrative expenses
	Long-term incentive compensation	$-	$(1,620)	$(1,620)
	Legal expenses of OIG investigation	(74)	-	(74)
	Stock option expense	-	(897)	(897)
	Loss on extinguishment of debt	-	(13,715)	(13,715)
	Pretax impact on earnings	(74)	(16,232)	(16,306)
	Income tax benefit on the above	28	5,923	5,951
	After-tax impact on earnings	$(46)	$(10,309)	$(10,355)

		Six Months Ended June 30, 2007
		VITAS	Corporate	Consolidated
	Selling, general and administrative expenses
	Long-term incentive compensation	$-	$(7,067)	$(7,067)
	Legal expenses of OIG investigation	(140)	-	(140)
	Stock option expense	-	(1,482)	(1,482)
	Other	-	467	467
	Other operating expenses/(income)
	Gain on sale of property	-	1,138	1,138
	Loss on extinguishment of debt	-	(13,715)	(13,715)
	Pretax impact on earnings	(140)	(20,659)	(20,799)
	Income tax benefit on the above	53	7,585	7,638
	After-tax impact on earnings	$(87)	$(13,074)	$(13,161)

(c)

Under Generally Accepted Accounting Principles ("GAAP"), the Roto-Rooter segment expenses all advertising, including the cost of telephone directories, immediately upon the initial release of the advertising. Telephone directories are generally in circulation 12 months. If a directory is in circulation for a time period greater or less than 12 months, the publisher adjusts the directory billing for the change in billing period. The timing of when a telephone directory is published can and does fluctuate significantly on a quarterly basis. This "direct expensing" results in significant fluctuations in quarterly advertising expense. In the second quarters of 2008 and 2007, GAAP advertising expense for Roto-Rooter totaled $5,702,000 and $5,449,000, respectively. If the expense of the telephone directories were spread over the periods they are in circulation, advertising expense for the second quarters of 2008 and 2007 would total $5,957,000 and $5,548,000, respectively. For the six months ended June 30, 2008 and 2007, GAAP advertising expense for Roto-Rooter totaled $11,158,000 and $10,642,000, respectively. If the expense of the telephone directories were spread over the periods they are in circulation, advertising expense for the six months ended June 30, 2008 and 2007, would total $11,983,000 and $11,038,000, respectively.

(d)

VITAS has 5 large (greater than 450 ADC), 17 medium (greater than 200 but less than 450 ADC) and 24 small (less than 200 ADC) hospice programs. There are two programs continuing at June 30, 2008, with Medicare cap cushion of less than 10% for the 2008 measurement period.

(e)	Amounts exclude indirect patient care and administrative costs, as well as Medicare Cap billing limitation.

(f)	Reclassified to conform to 2008 presentation.

CONTACT:
Chemed Corporation
David P. Williams, 513-762-6901